UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: August 14, 2002

(DATE OF EARLIEST EVENT REPORTED)

SRI/SURGICAL EXPRESS, INC.

(Exact name of Registrant as specified in its Charter)

Florida (State or other jurisdiction of incorporation)	000-20997 (Commission File Number)	59-3252632 (I. R. S. Employer Identification No.)

12425 Racetrack Road
Tampa, Florida  33626
(Address of Principal Executive Offices)

(813) 891-9550
(Registrant’s Telephone Number, including area code)

Item 9.     Regulation FD Disclosure

            On August 14, 2002, SRI/Surgical Express, Inc. submitted to the Securities and Exchange Commission the certification by its chief executive and chief financial officers pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of the Company’s report on Form 10-Q for the quarter ended June 30, 2002 filed on August 14, 2002.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRI/SURGICAL EXPRESS, INC. (Registrant)
Dated: August 14, 2002	/s/ James T. Boosales

James T. Boosales Chief Financial Officer